UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2010 (December 14, 2009)
NexMed, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-22245	87-0449967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6330 Nancy Ridge Drive, Suite 103, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 450-0048

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Explanatory Note

On December 17, 2009, NexMed, Inc. (the “Company”) filed a Current Report on Form 8-K reporting the acquisition by merger on December 14, 2009 of Bio-Quant, Inc. (“Bio-Quant”). The purpose of this Amendment No. 1 to Form 8-K is to provide the financial statements required pursuant to Item 9.01 of this Form.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The Bio-Quant Restated Audited Financial Statements for Fiscal Years Ended December 31, 2008 and 2007 are filed as Exhibit 99.1 hereto and are hereby incorporated by reference herein.

The Bio-Quant Unaudited Financial Statements for Nine Months Ended September 30, 2009 are filed as Exhibit 99.2 hereto and are hereby incorporated by reference herein.

(b) Pro Forma Financial Information

The following unaudited pro forma financial statements (and accompanying notes) are furnished as Exhibit 99.3:

Unaudited pro forma condensed combined balance sheet as of September 30, 2009;

Unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2009;

Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2008; and

Notes to unaudited pro forma condensed combined financial statements.

(c) Exhibits

23.1	Consent of Gruber & Company LLC
99.1	Audited Financial Statements of Bio-Quant for the years ended December 31, 2008 and 2007 and accompanying notes.
99.2	Unaudited Financial Statements of Bio-Quant for the nine months ended September 30, 2009.
99.3
Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of September 30, 2009.

Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the nine months ended September 30, 2009.

Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the year ended December 31, 2008.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXMED, INC.

By:	/s/ Mark Westgate
Name: Mark Westgate
Title: Vice President and Chief Financial Officer

Date: March 1, 2010

Index to Exhibits

Exhibit	Description
23.1	Consent of Gruber & Company LLC

99.1	Audited Financial Statements of Bio-Quant for the years ended December 31, 2008 and 2007 and accompanying notes.

99.2	Unaudited Financial Statements of Bio-Quant for the nine months ended September 30, 2009.

99.3
Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of September 30, 2009.

Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the nine months ended September 30, 2009.

Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the year ended December 31, 2008.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements.